                                                                      iShares(R)


PROSPECTUS for

                               iSHARES BOND FUNDS


iSHARES LEHMAN 1-3 YEAR TREASURY BOND FUND

iSHARES LEHMAN 7-10 YEAR TREASURY BOND FUND

iSHARES LEHMAN 20+ YEAR TREASURY BOND FUND

iSHARES LEHMAN TIPS BOND FUND

iSHARES LEHMAN AGGREGATE BOND FUND

iSHARES GS $ INVESTOP(TM) CORPORATE BOND FUND


                      YOUR iSHARES investments AT A GLANCE
iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." Each Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular bond market index compiled by Lehman Brothers or Goldman, Sachs &
Co. (each, an "Index Provider"). This prospectus relates to the following Funds:

          iShares Lehman 1-3 Year Treasury Bond Fund

          iShares Lehman 7-10 Year Treasury Bond Fund

          iShares Lehman 20+ Year Treasury Bond Fund

          iShares Lehman TIPS Bond Fund

          iShares Lehman Aggregate Bond Fund

          iShares GS $ InvesTop(TM) Corporate Bond Fund

Barclays Global Fund Advisors ("BGFA") is the investment advisor to each Fund.

iShares Trust (the "Trust") is a registered investment company. The shares of the Trust, called "iShares(R)", are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. Market prices for a Fund's iShares may be different from its net asset value per share ("NAV"). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems iShares at NAV only in large blocks of 100,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                         Prospectus dated July 1, 2003
                       (as revised on December 3, 2003)

     Table of Contents

Details on Investing    Overview.....................................  1
  in iShares            Introduction.................................  1
                        Investment Objective.........................  1

                        Principal Investment Strategies..............  1
                        Representative Sampling......................  2
                        Correlation..................................  2
                        Industry Concentration Policy................  3

Details on the Risks of Principal Risk Factors Common to All
  Investing in iShares    Funds......................................  3
                        Market Risk..................................  3
                        Asset Class Risk.............................  3
                        Interest Rate Risk...........................  3
                        Credit Risk..................................  3
                        Passive Investments..........................  3
                        Concentration................................  4
                        Tracking Error Risk..........................  4
                        Market Trading Risk..........................  4
                        Lack of Governmental Insurance or Guarantee..  4

Details on Each         Description of iShares Funds.................  5
  iShares Fund          iShares Lehman 1-3 Year Treasury Bond Fund...  6
                        iShares Lehman 7-10 Year Treasury Bond Fund..  8
                        iShares Lehman 20+ Year Treasury Bond Fund... 10
                        iShares Lehman TIPS Bond Fund................ 12
                        iShares Lehman Aggregate Bond Fund........... 14
                        iShares GS $ InvesTop(TM) Corporate Bond Fund 16

Details on Management   Management................................... 18
  and Operations        Investment Advisor........................... 18
                        Administrator, Custodian and Transfer Agent.. 18

Details on Buying and   Shareholder Information...................... 18
  Selling iShares       Buying and Selling iShares................... 18
                        Book Entry................................... 19
                        iShare Prices................................ 19
                        Determination of Net Asset Value............. 19
                        Dividends and Distributions.................. 19
                        Taxes........................................ 20
                        Taxes on Distributions....................... 20
                        Taxes when iShares are Sold.................. 20
                        Creations and Redemptions.................... 21
                        iShares Transaction Fees..................... 21
                        Legal Proceedings............................ 22

                        Distribution................................. 22

                        Financial Highlights......................... 23

                        Index Providers.............................. 24

                        Disclaimers.................................. 24

                        Supplemental Information..................... 27
                        Premium/Discount Information (Unaudited)..... 27
                        Total Return Information (Unaudited)......... 29


                                                                         page i

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the Trust as a whole and each Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

Each Fund is an "index fund" that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index") developed by one of the following Index Providers:

      Lehman Brothers ("Lehman Brothers") is a leading global financial firm that serves the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide.

      Goldman, Sachs & Co. ("Goldman Sachs") is a leading global investment banking and securities firm that provides a full range of investing, advisory, and financing services worldwide to a substantial and diversified client base.

BGFA, the investment advisor to each Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with either Index Provider.

The Principal Investment Strategies and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of iShares Funds section provides important information about each Fund, including a brief description of its Underlying Index and principal risks specific to that Fund.

Investment Objective

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Principal Investment Strategies

BGFA uses a "passive" or indexing approach to try to achieve each Fund's investment objective. Unlike many investment companies, the Funds do not try to "beat" the markets they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Each iShares Lehman Treasury Fund (a "Treasury Fund") generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. Each Treasury Fund also may invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations in and cash and cash equivalents, including shares of money market funds affiliated with BGFA.

iShares Overview

The iShares Lehman TIPS Bond Fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. The Fund also may invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The iShares Lehman Aggregate Bond Fund will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in the Underlying Index are U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

The iShares GS $ InvesTop(TM) Corporate Bond Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. The Fund also may invest in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents including shares of money market funds affiliated with BGFA.

Representative Sampling

BGFA uses a Representative Sampling strategy to manage each Fund. "Representative Sampling" is investing in a representative sample of bonds in the Underlying Index, which have a similar investment profile as the Underlying Index. Bonds selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the bonds that are included in the relevant Underlying Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between each Fund's performance and that of its Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using

                                                                       i Shares

Representative Sampling can be expected to have a greater tracking error than a Fund using Replication. Replication is a strategy in which a Fund invests in substantially all of the bonds in its Underlying Index in approximately the same proportions as in the Underlying Index.

Industry Concentration Policy

A Fund will not concentrate its investments (i.e., hold 25% or more of its total assets), in a particular industry or group of industries, except that a Fund will concentrate its investments to approximately the same extent that its Underlying Index is so concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risk Factors Common to All Funds

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of iShares Funds section. Some or all of these risks may adversely affect a Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

Market Risk

Each Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

Asset Class Risk

The returns from the types of bonds in which a Fund invests may underperform returns from the various general bond markets or different asset classes. Different types of bonds tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

Interest Rate Risk

As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.

Credit risk

This is the chance that any of the Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing a Fund's income level and share price. Securities issued by the U.S. government have virtually no credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

Passive Investments

The Funds are not actively managed. Each Fund may be affected by a general decline in the U.S. bond market. Each Fund invests in the bonds included in its Underlying Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

iShares Overview

Concentration

If the Underlying Index of a Fund concentrates in a particular industry, group of industries or sector, that Fund may be adversely affected by the performance of those bonds and be subject to price volatility. In addition, a Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence affecting that industry or group of industries.

Tracking Error Risk

Factors such as the fees and expenses of a Fund, imperfect correlation between a Fund's bonds and those in its Underlying Index, rounding of prices, changes to the Underlying Indices and regulatory policies may affect a Fund's ability to achieve close correlation with its Underlying Index. Each Fund's returns may therefore deviate from those of its Underlying Index.

Market Trading Risks

Absence of Prior Active Market

      Although the iShares described in this Prospectus are listed for trading on national securities exchanges there can be no assurance that an active trading market for iShares will develop or be maintained.

Lack of Market Liquidity

      Secondary Market trading in iShares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of any Fund will continue to be met or will remain unchanged.

iShares May Trade at Prices Other than NAV

      iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of a Fund's share will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained.

Lack of Governmental Insurance or Guarantee

An investment in the Funds is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                       i Shares

Description of iShares Funds


..  iShares Lehman 1-3 Year Treasury Bond Fund

..  iShares Lehman 7-10 Year Treasury Bond Fund

..  iShares Lehman 20+ Year Treasury Bond Fund

..  iShares Lehman TIPS Bond Fund

..  iShares Lehman Aggregate Bond Fund

..  iShares GS $ InvesTop(TM) Corporate Bond Fund


Lehman Brothers, Lehman Brothers 1-3 Year Treasury Index, Lehman Brothers 7-10 Year Treasury Index, Lehman Brothers 20+ Year Treasury Index, Lehman Brothers U.S. Treasury Inflation Notes Index and Lehman Brothers U.S. Aggregate Index are trademarks of Lehman Brothers and have been licensed for use for certain purposes by BGI. The Funds that are based on the Lehman Brothers indices are not sponsored or endorsed by Lehman Brothers, and Lehman Brothers makes no representations regarding the advisability of investing in iShares.

"GS $ InvesTop(TM)", "GS $ Investment Grade Index(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. The GS $ InvesTop(TM) Corporate Bond Fund is not sponsored or endorsed by Goldman Sachs, and Goldman Sachs makes no representations regarding the advisability of investing in iShares.

Description of iShares Funds
iShares Lehman 1-3 Year Treasury
Bond Fund

Cusip: 464287457
Trading Symbol: SHY
Underlying Index: Lehman Brothers 1-3 Year Treasury Index

Investment Objective

The iShares Lehman 1-3 Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 3 years. As of September 1, 2003, there were 30 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are state and local government series bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. Government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds, even those issued by the U.S. Government, may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the section Supplemental Information at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

         1 Year                     3 Years                    5 Years                   10 Years
           $15                        $48                        $85                       $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of September 1, 2003 was $8,201,000. Investors who hold Creation Units will pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,201,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,600 if the Creation Unit is redeemed after one year, $39,662 if the Creation Unit is redeemed after three years, $69,414 if the Creation Unit is redeemed after five years and $157,374 if the Creation Unit is redeemed after ten years.

iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund

Cusip: 464287440
Trading Symbol: IEF
Underlying Index: Lehman Brothers 7-10 Year Treasury Index

Investment Objective

The iShares Lehman 7-10 Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 7 and 10 years. As of September 1, 2003, there were 13 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are state and local government series bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. Government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds, even those issued by the U.S. Government, may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the section Supplemental Information at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

         1 Year                     3 Years                    5 Years                   10 Years
           $15                        $48                        $85                       $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of September 1, 2003 was $8,325,000. Investors who hold Creation Units will pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,325,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,790 if the Creation Unit is redeemed after one year, $40,262 if the Creation Unit is redeemed after three years, $70,463 if the Creation Unit is redeemed after five years and $159,753 if the Creation Unit is redeemed after ten years.

iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund

Cusip: 464287432
Trading Symbol: TLT
Underlying Index: Lehman Brothers 20+ Year Treasury Index

Investment Objective

The iShares Lehman 20+ Year Treasury Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year Treasury Index (the "Index").

Principal Investment Strategy

The Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than 20 years. As of September 1, 2003, there were 15 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are rated investment grade and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are state and local government series bonds and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. Government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds, even those issued by the U.S. Government, may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the section Supplemental Information at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

         Shareholder Fees
               (fees paid directly from your investment,
               but see the Creation Transaction Fees and
               Redemption Transaction Fees discussion
               below)                                             None
         Annual Fund Operating Expenses
               (expenses that are deducted from the Fund's
               assets)**
               Management Fees                                   0.15%
               Distribution and Service (12b-1) Fees              None
               Other Expenses***                                  None
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                    0.15%
         -------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                   1 Year     3 Years    5 Years   10 Years
                     $15        $48        $85       $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of September 1, 2003 was $8,384,000. Investors who hold Creation Units will pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $8,384,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $12,881 if the Creation Unit is redeemed after one year, $40,547 if the Creation Unit is redeemed after three years, $70,963 if the Creation Unit is redeemed after five years and $160,886 if the Creation Unit is redeemed after ten years.

iShares Lehman 20+ Year Treasury Bond Fund iShares Lehman TIPS
Bond Fund

Cusip: 464287176
AMEX Trading Symbol: TIP
Underlying Index: Lehman Brothers U.S. Treasury Inflation Notes Index

Investment Objective

The iShares Lehman TIPS Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury Inflation Notes Index (the "Index"). The Fund's investment objective may be changed without shareholder approval. The Fund will be available for sale to the public on or about December 5, 2003.

Principal Investment Strategy

The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation--a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. As of September 1, 2003, there were 11 issues included in the Index. The Fund uses a representative sampling strategy to try to track the Index.

The Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in U.S. Government bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of the U.S. Treasury that are adjusted for inflation, the Fund should be less susceptible to increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.

.. Prices of bonds may fall in response to economic events or trends. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

.. It is possible that prices throughout the economy may decline over time, resulting in "deflation". If this occurs, the principal and income of inflation-protected bonds held by the Fund would likely decline in price, which could result in losses for the Fund.

                                                                       i Shares

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

         Shareholder Fees
               (fees paid directly from your investment,
               but see the Creation Transaction Fees and
               Redemption Transaction Fees discussion
               below)                                             None
         Annual Fund Operating Expenses
               (expenses that are deducted from the Fund's
               assets)**
               Management Fees                                   0.20%
               Distribution and Service (12b-1) Fees              None
               Other Expenses***                                  None
         -------------------------------------------------------------
         Total Annual Fund Operating Expenses                    0.20%
         -------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                 1 Year 3 Years
                                  $20     $64

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. The approximate value of a Creation Unit as of November 1, 2003 was $10,000,000. Investors who hold Creation Units will pay the annual fund operating expenses described in the table above and are not charged any other fees by the Fund for purchasing or redeeming Creation Units. Assuming an investment in a Creation Unit of $10,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $20,480 if the Creation Unit is redeemed after one year and $64,436 if the Creation Unit is redeemed after three years.

iShares Lehman TIPS Bond Fund
iShares Lehman Aggregate
Bond Fund

Cusip: 464287226
Trading Symbol: AGG
Underlying Index: Lehman Brothers U.S. Aggregate Index

Investment Objective

The iShares Lehman Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Index"). The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategy

The Index measures the performance of the total United States investment grade bond market. As of September 1, 2003, there were over 7,400 issues included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have more than $200 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds are excluded from the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 90% of its assets in bonds (including mortgage-backed securities), the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds, even those issued by the U.S. Government, may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table.


                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.20%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.20%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses, and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                 1 Year 3 Years
                                  $20     $64

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $10,000,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $10,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $21,479 if the Creation Unit is redeemed after one year and $65,433 if the Creation Unit is redeemed after three years.
--------
*  See the iShares Transaction Fees section at the end of this Prospectus.

iShares Lehman Aggregate Bond Fund
iShares GS $ InvesTop(TM) Corporate Bond Fund

CUSIP: 464287242
Trading Symbol: LQD
Underlying Index: GS $ InvesTop(TM) Index

Investment Objective

The iShares GS $ InvesTop(TM) Corporate Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop(TM) Index (the "Index").

Principal Investment Strategy and Index Description

The Index measures the performance of a fixed number of highly liquid, investment grade corporate bonds. As of September 1, 2003, there were 100 bonds included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index.

The Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. The Index was started in 1999 and is a subset of the GS $ Investment Grade Index(TM), an index of over 500 investment grade bonds. Bonds in the Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index using defined rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, SEC registered corporate bonds that (i) are issued by companies domiciled in the U.S., Canada, Western Europe, or Japan; (ii) are rated investment grade; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity. Bonds are automatically disqualified from being included in the Index if their average spreads and volatility fall outside of certain defined ranges. The Index is equally weighted by par value and the securities in the Index are updated on the last business day of each month.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in corporate bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below.

.. Prices of bonds may fall because of a rise in interest rates, issuer quality considerations and other economic considerations.

.. Prices of bonds may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors.

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer securities than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular securities, or to a single economic, political or regulatory occurrence.

                                                                       i Shares

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the section Supplemental Information at the back of this Prospectus.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the Creation Transaction Fees
      and Redemption Transaction Fees discussion below)                                      None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                                       0.15%
      Distribution and Service (12b-1) Fees                                                  None
      Other Expenses***                                                                      None
-------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                        0.15%
-------------------------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

         1 Year                     3 Years                    5 Years                   10 Years
           $15                        $48                        $85                       $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $10,801,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $10,801,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,594 if the Creation Unit is redeemed after one year, $53,234 if the Creation Unit is redeemed after three years, $92,416 if the Creation Unit is redeemed after five years and $208,257 if the Creation Unit is redeemed after ten years.
--------
*  See the iShares Transaction Fees section at the end of this Prospectus.

iShares GS $ InvesTop(TM) Corporate Bond Fund

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for each Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

For the fiscal year ended February 28, 2003, BGFA received management fees from each Fund based on a percentage of each Fund's average daily net assets, as shown in the following table.

          iShares Index Fund                            Management Fee
          ------------------                            --------------
          iShares Lehman 1-3 Year Treasury Bond Fund         0.15%
          iShares Lehman 7-10 Year Treasury Bond Fund        0.15%
          iShares Lehman 20+ Year Treasury Bond Fund         0.15%
          iShares Lehman TIPS Bond Fund                      0.20%*
          iShares Lehman Aggregate Bond Fund                 0.20%*
          iShares GS $ InvesTop(TM) Corporate Bond Fund      0.15%

--------
* Because the Fund was not in operation at the end of the fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of September 30, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $950 billion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for each Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of any Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website at www.iShares.com.

Buying and Selling iShares

iShares trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

iShares trade under the trading symbols listed for each Fund in the Description of iShares Funds Section.

                                                                       i Shares

The iShares Lehman TIPS Bond Fund is listed on the New York Stock Exchange. The other iShares Funds included in this Prospectus are listed on the American Stock Exchange. Each national securities exchange on which iShares are listed is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Funds.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of each Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bonds that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of each Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers, such as Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value is determined by third-party pricing services using price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates each Fund's NAV in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day that the national securities exchange on which the Fund is listed is open for trading. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

Each Fund pays out dividends to investors at least monthly and may pay them on a more frequent basis. All of the Funds distribute their net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  Each Fund makes distributions, and

..  You sell iShares.

Taxes on Distributions

Distributions paid out of a Fund's net investment income, including income from securities lending, and out of a Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses, are taxable as long-term capital gains, regardless of how long you have held the iShares. Distributions from the Funds do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Special Considerations Regarding the iShares Lehman TIPS Bond Fund: Adjustments for inflation to the principal amount of an inflation-protected Treasury bond held by the Fund may be included for tax purposes in the Fund's gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year to be characterized as a return of capital.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as a long-term gain or loss if iShares have been held for more than one year. Any capital gain or loss realized upon a sale of iShares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of iShares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such iShares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

                                                                       i Shares

Creations and Redemptions

The iShares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, each of which consists of 100,000 iShares or multiples thereof. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co. ("SEI"), the Funds' distributor, and deposits into the applicable Fund a portfolio of bonds closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, iShares can only be redeemed in a specified number of Creation Units, principally in-kind for a portfolio of bonds held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is a DTC participant and has the ability to clear through the Federal Reserve System. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of a Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 is only available with respect to transactions on an exchange.

iShares Transaction Fees

The iShares GS $ InvesTop(TM) Corporate Bond Fund and the iShares Lehman Aggregate Bond Fund may impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. The standard creation and redemption transaction fees for the Funds are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions made for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge as further described in the Statement of Additional Information. In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table shows, as of September 1, 2003, the approximate value of one Creation Unit per Fund, including the standard transaction fee.

                                                   Approximate      Standard
                                                    Value of a      Creation/
                                                  Creation Unit    Redemption
                                                as of September 1, Transaction
  Name of Fund                                         2003            Fee
  ------------                                  ------------------ -----------
  iShares GS $ InvesTop(TM) Corporate Bond Fund    $10,801,000        $500
  iShares Lehman Aggregate Bond Fund               $10,000,000        $500

Legal Proceedings

The Trust has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Trust and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Trust was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Trust nor any other defendant will pay any compensation to the plaintiffs.

Distribution

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

                                                                       i Shares

Financial Highlights

The financial highlights tables are intended to help investors understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Funds' financial statements in the Annual Report (available upon request). Financial highlights for the iShares Lehman Aggregate Bond Fund and the iShares Lehman TIPS Bond Fund are not presented as these Funds had not commenced operations as of February 28, 2003.

(For a share outstanding throughout each period)
For the period ended February 28, 2003

                                                            iShares Lehman                iShares GS
                                                  ----------------------------------     -------------
                                                   1-3 Year     7-10 Year    20+ Year    $ InvesTop/TM/
                                                   Treasury     Treasury     Treasury      Corporate
                                                  Bond Fund/1/ Bond Fund/1/ Bond Fund/1/ Bond Fund/1/
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  81.01     $  82.13     $  82.69     $   103.03
                                                  -----------  -----------  -----------  -------------
Income from investment operations:
   Net investment income                               0.84         1.99         2.79           3.24
   Net realized and unrealized gain                    1.32         5.04         7.29           7.12
                                                  -----------  -----------  -----------  -------------
Total from investment operations                       2.16         7.03        10.08          10.36
                                                  -----------  -----------  -----------  -------------
Less distributions from:
   Net investment income                              (0.77)       (1.68)       (2.20)         (2.93)
   Net realized gain/4/                                   -        (0.38)       (0.05)             -
                                                  -----------  -----------  -----------  -------------
Total distributions                                   (0.77)       (2.06)       (2.25)         (2.93)
                                                  -----------  -----------  -----------  -------------
Net asset value, end of period                     $  82.40     $  87.10     $  90.52     $   110.46
                                                  ===========  ===========  ===========  =============
Total return (not annualized)                          2.66%        8.64%       12.31%         10.22%
                                                  ===========  ===========  ===========  =============
Ratios/Supplemental data
   Net assets, end of period (000s)                $922,908     $444,194     $316,828     $2,076,579
   Ratio of expenses to average net assets/2/          0.15%        0.15%        0.15%          0.15%
   Ratio of net investment income to average net
     assets/2/                                         1.80%        3.79%        4.92%          5.38%
   Portfolio turnover rate/3/                            44%          54%           7%            20%

--------------------------------------------------------------------------------
 1 For the period from July 22, 2002 (commencement of operations) to February 28, 2003.

 2  Annualized for periods less than one year.

 3 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

 4 Represents all short-term gain distributions. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Index Providers

Lehman Brothers serves the financial needs of corporations, governments, municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The Firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world.

Goldman Sachs is a leading global investment banking and securities firm that provides a full range of investing, advisory and financing services worldwide to a substantial and diversified client base, which includes corporations, financial institutions, governments and high net worth individuals. Founded in 1869, it is one of the oldest and largest investment banking firms. The Firm is headquartered in New York and maintains affiliate offices in London, Frankfurt, Tokyo, Hong Kong and other financial centers around the world.

BGI has entered into a license agreement with each of the Index Providers to use the Underlying Indices. BGI is sub-licensing rights in the Underlying Indices to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored or endorsed by Lehman Brothers ("Lehman"). Lehman makes no representation or warranty, express or implied, to the owners of the Treasury Funds or the iShares Lehman TIPS Bond Fund or the iShares Lehman Aggregate Bond Fund (collectively, the "Lehman Funds") or any member of the public regarding the advisability of investing in securities generally or in the Lehman Funds particularly, or the ability of the Lehman Indices to track the appropriate bond market performance. Lehman is the licensor of certain trademarks, service marks and trade names to BGI. The Lehman Indices on which the Lehman Funds are based are determined, composed and calculated by Lehman without regard to BGI, BGFA or the Lehman Funds. Lehman has no obligation to take the needs of BGI, BGFA or the owners of the Lehman Funds into consideration in determining, composing or calculating the Lehman Indices. Lehman is not responsible for and has not participated in the determination of the prices and quantities of iShares of the Lehman Funds to be issued or the determination or calculation of the redemption price per share or the determination of the Representative Sampling of bonds used by the Lehman Funds. Lehman has no obligation or liability in connection with the administration, marketing, or trading of the Trust. Lehman does not guarantee the quality, accuracy and/or the completeness of the Lehman Indices or any data included therein. Lehman expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Lehman makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the Lehman Funds, or any other person or entity, from the use of the Lehman Indices or any data included therein. Lehman makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Indices or any data included therein. Without limiting any of the foregoing, in no event shall Lehman have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) resulting from the use of the Lehman Indices or any data included therein, even if notified of the possibility of such damages.

The iShares Trust is not sponsored or endorsed by Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs makes no representation or warranty, express or implied, to the owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares GS $ InvesTop(TM) Corporate Bond Fund particularly, or the ability of the GS $ InvesTop(TM) Index to track the appropriate bond market performance. Goldman Sachs is the licensor of certain trademarks and trade names to BGI. The GS $ InvesTop(TM) Index on which the iShares GS $ InvesTop(TM) Corporate Bond Fund is based is determined, composed and calculated by Goldman Sachs without regard to BGI, BGFA or the iShares GS $ InvesTop(TM) Corporate Bond Fund. Goldman Sachs has no obligation to take the needs of BGI, BGFA, or the owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund into

                                                                       i Shares
consideration in determining, composing or calculating the GS $ InvesTop(TM) Index. Goldman Sachs is not responsible for and has not participated in the determination of the prices and quantities of iShares of the iShares GS $ InvesTop(TM) Corporate Bond Fund to be issued, the determination or calculation of the redemption price per share or the determination of the Representative Sampling of bonds used by the iShares GS $ InvesTop(TM) Corporate Bond Fund. Goldman Sachs has no obligation or liability in connection with the administration, marketing, or trading of the Trust. Goldman Sachs does not guarantee the quality, accuracy and/or the completeness of the GS $ InvesTop(TM) Index or any data included therein. Goldman Sachs expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Goldman Sachs makes no warranty, express or implied, as to the results to be obtained by BGI, BGFA or owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund, or any other person or entity, from the use of the GS $ InvesTop(TM) Index or any data included therein. Goldman Sachs makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GS $ InvesTop(TM) Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman Sachs have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored or endorsed by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of the Funds or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track bond market performance. Each Underlying Index identified herein is determined, composed and calculated without regard to any Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the Funds to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the Funds in connection with the administration, marketing or trading of the iShares of the Funds.

The AMEX does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

iShares are not sponsored, endorsed or promoted by the NYSE. The NYSE makes no representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the ability of a Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Underlying Indices identified herein are determined, composed and calculated by Lehman without regard to any Fund. The NYSE is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Index, nor in the determination of the timing of, prices of, or quantities of the iShares of any Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The NYSE has no obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of the Fund.

The NYSE does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The NYSE makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the subject indices or any data included therein in connection with the rights licensed as described herein or for any other use. The NYSE makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the NYSE have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. BGFA does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the iShares of any Fund, or any other person or entity from the use of any Underlying Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


                                                                       i Shares

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of an iShares Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each iShares Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Funds. The information shown for each Fund is for each full calendar quarter completed during the period from inception on July 22, 2002 through March 31, 2003. Premium/Discount charts for the iShares Lehman Aggregate Bond Fund and the iShares Lehman TIPS Bond Fund are not presented, as these Funds had not commenced operations as of March 31, 2003.

Each line in the table shows the number of trading days in which the iShares Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

                  iShares Lehman 1-3 Year Treasury Bond Fund
             Period Covered: July 22, 2002 through March 31, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     -           -
                  Between 0.5% and -0.5%   124      100.00
                  Less than -0.5%.......     -           -
                                           ---      ------
                                           124      100.00
                                           ===      ======

                  iShares Lehman 7-10 Year Treasury Bond Fund
             Period Covered: July 22, 2002 through March 31, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     1        0.81
                  Between 0.5% and -0.5%   123       99.19
                  Less than -0.5%.......     -           -
                                           ---      ------
                                           124      100.00
                                           ===      ======

                  iShares Lehman 20+ Year Treasury Bond Fund
             Period Covered: July 22, 2002 through March 31, 2003

                                         Number  Percentage of
                  Premium/Discount Range of Days  Total Days
                  ---------------------- ------- -------------
                  Greater than 0.5%.....     -           -
                  Between 0.5% and -0.5%   124      100.00
                  Less than -0.5%.......     -           -
                                           ---      ------
                                           124      100.00
                                           ===      ======

                 iShares GS $ InvesTop/TM/ Corporate Bond Fund
             Period Covered: July 22, 2002 through March 31, 2003

                                                Number  Percentage of
           Premium/Discount Range               of Days  Total Days
           ----------------------               ------- -------------
           Greater than 1.5%...................     -           -
           Greater than 1.0% and Less than 1.5%    13       10.48
           Greater than 0.5% and Less than 1.0%    50       40.32
           Between 0.5% and -0.5%..............    61       49.20
           Less than -0.5%.....................     -           -
                                                  ---      ------
                                                  124      100.00
                                                  ===      ======

                                                                       i Shares

II.  Total Return Information (Unaudited)

The table below presents information about the total return of each Fund's Underlying Index and the total return of each Fund. The information presented for each Fund is for the period from its inception to February 28, 2003. Total return information for the iShares Lehman Aggregate Bond Fund and the iShares Lehman TIPS Bond Fund is not presented as these Funds had not commenced operations as of February 28, 2003.

Total returns represent the change in value of each Fund during the period noted in the table. Market return is based on the market price per share of each Fund, and NAV return is based on the NAV of each Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at Market Price and NAV, respectively. The market returns do not include brokers' commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. A Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Underlying Indices are statistical composites that track specified financial markets or sectors. Unlike the Funds, the indices do not actually hold a portfolio of securities and therefore do not incur the management fees or other expenses incurred by each Fund. These fees and expenses negatively impact the performance of each Fund.

--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                            Inception to 2/28/03*
                            --------------------
iShares Bond Fund            NAV    Market Index
-----------------           ------  ------ ------
Lehman 1-3 Year Treasury     2.66%   2.71%  2.82%
Lehman 7-10 Year Treasury    8.64%   8.65%  8.43%
Lehman 20+ Year Treasury    12.31%  12.26% 12.39%
GS $ InvesTop(TM) Corporate 10.22%  10.29% 10.55%
-------------------------------------------------

* Each Fund's inception date is 7/22/02. The first day of secondary market trading of each Fund's shares was 7/26/02.

Copies of the Prospectus can be found on our web site at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about a Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

If you have questions about the Funds or iShares or you wish to obtain the SAI or annual report free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

    Write:   iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about any Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729 iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

"$ InvesTop(TM)" "$ InvesTop(TM) Index", "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. iShares are not sponsored, endorsed or issued by Goldman, Sachs & Co. or Lehman Brothers, nor do these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.

Investing involves risk, including possible loss of principal. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

(C)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

The information provided in the wrapper is not part of the prospectus.

 iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                 1 800 iShares (1 800 474 2737) www.ishares.com

BGI-F-016-11003
                                                                      iShares/R/






                                 PROSPECTUS for


                   iShares GS $ INVESTOP CORPORATE BOND FUND





                      YOUR iShares investments AT A GLANCE
iShares(R)

iShares Trust

The iShares Trust consists of over 50 separate investment portfolios called "Funds." The Fund described herein seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the GS $ InvesTop(TM) Index, a corporate bond market index compiled by Goldman, Sachs & Co. (the "Index Provider"). This prospectus relates solely to the iShares GS $ InvesTop(TM) Corporate Bond Fund. Barclays Global Fund
Advisors ("BGFA") is the investment advisor to the Fund.

iShares Trust (the "Trust") is a registered investment company. The shares of the Trust, called "iShares(R)", are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange. Market prices for the Fund's iShares may be different from its net asset value per share ("NAV"). The Fund has its own CUSIP number and exchange trading symbol.

The Fund issues and redeems iShares at NAV only in large blocks of 100,000 iShares or multiples thereof ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, iShares are not redeemable securities.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                         Prospectus dated July 1, 2003
                         (as revised December 3, 2003)

     Table of Contents

Details on Investing  Overview...................................  1
  in iShares          Introduction...............................  1

More details about    Description of the Fund....................  2
 the Fund             Investment Objective.......................  2
                      Principal Investment Strategy..............  2
                      Description of the InvesTop(TM) Index......  2
                      Representative Sampling....................  3
                      Correlation................................  3
                      Industry Concentration Policy..............  3
                      Principal Risks Specific to the Fund.......  3
                      Performance Information....................  4
                      Fees and Expenses..........................  5

Details on Management Management.................................  6
  and Operations      Investment Advisor.........................  6
                      Administrator, Custodian and Transfer Agent  6

Details on Buying and Shareholder Information....................  6
  Selling iShares     Buying and Selling iShares.................  6
                      Book Entry.................................  7
                      iShare Prices..............................  7
                      Determination of Net Asset Value...........  7
                      Dividends and Distributions................  7
                      Taxes......................................  7
                      Taxes on Distributions.....................  8
                      Taxes when iShares are Sold................  8
                      Creations and Redemptions..................  8
                      iShares Transaction Fees...................  9
                      Legal Proceedings..........................  9

                      Distribution...............................  9

                      Financial Highlights....................... 10

                      Index Provider............................. 11

                      Disclaimers................................ 11

                      Supplemental Information................... 13
                      Premium/Discount Information (Unaudited)... 13
                      Total Return Information (Unaudited)....... 14


                                                                         page i

Overview

Introduction

This Prospectus provides the information you need to make an informed decision about investing in iShares. It contains important facts about the Trust as a whole and the iShares GS $ InvesTop(TM) Corporate Bond Fund in particular.

An index is a group of securities that an Index Provider selects as representative of a market, market segment or specific industry sector. The Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index.

The Fund is an "index fund" which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its "Underlying Index"). The Fund's Underlying Index, the GS $ InvesTop(TM) Index, was developed by Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs is a leading global investment banking and securities firm that provides a full range of investing, advisory and financing services worldwide to a substantial and diversified client base. The GS $ InvesTop(TM) Index is an index of highly liquid investment grade corporate bonds.

BGFA, the advisor to the Fund, is a subsidiary of Barclays Global Investors, N.A. ("BGI"). BGFA and its affiliates are not affiliated with Goldman Sachs.

iShares Overview

Description of the Fund

Cusip: 464287242
Trading Symbol: LQD
Underlying Index: GS $ InvesTop(TM) Index

Investment Objective

The iShares GS $ InvesTop(TM) Corporate Bond Fund seeks results that correspond generally to the price and yield performance, before fees and expenses, of a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop(TM) Index (the "InvesTop(TM) Index" or "Index").*

Principal Investment Strategy

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the markets it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate some of the risks of active management, such as poor security selection. Indexing may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. The Fund may invest in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Fund's top portfolio holdings can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares.

Description of the InvesTop(TM) Index

The Index measures the performance of a fixed number of highly liquid, investment grade corporate bonds. As of September 1, 2003, there were 100 bonds included in the Index. The Fund uses a Representative Sampling strategy to try to track the Index. The Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. The Index was started in 1999 and is a subset of the GS $ Investment Grade Index(TM), an index of over 500 investment grade bonds. Bonds in the Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index using defined rules. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, SEC registered corporate bonds that (i) are issued by companies domiciled in the U.S., Canada, Western Europe, or Japan; (ii) are rated investment grade; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity. Bonds are automatically disqualified from being included in the Index if their average spreads and volatility fall outside of certain defined ranges. The Index is equally weighted by par value and the securities in the Index are updated on the last business day of each month.
--------
* "GS $ InvesTop(TM)", "GS $ Investment Grade Index(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. The GS $ InvesTop(TM) Corporate Bond Fund is not sponsored or endorsed by Goldman Sachs, and Goldman Sachs makes no representations regarding the advisability of investing in iShares.

                                                                       i Shares

Representative Sampling

BGFA uses a Representative Sampling strategy to manage the Fund. "Representative Sampling" is investing in a representative sample of bonds in the InvesTop(TM) Index, which have a similar investment profile as the InvesTop(TM) Index. Bonds selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the InvesTop(TM) Index. This means that the Fund generally does not hold all of the bonds that are included in the InvesTop(TM) Index.

Correlation

An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of the Fund and the InvesTop(TM) Index will vary somewhat due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.

BGFA expects that, over time, the correlation between the Fund's performance and that of the InvesTop(TM) Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation. Any correlation of less than 100% is called "tracking error." A Fund using Representative Sampling can be expected to have a greater tracking error than a fund using Replication. Replication is a strategy in which a Fund invests in substantially all of the bonds in its Underlying Index in approximately the same proportion as in the Underlying Index.

Industry Concentration Policy

The Fund will not concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries, except that the Fund will concentrate its investments to approximately the same extent that the InvesTop(TM) Index is so concentrated. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risks Specific to the Fund

Since the Fund generally will invest at least 95% of its assets in corporate bonds, the risks associated with investing in bonds generally will affect the Fund and the value of its assets. Some of the risks associated with investing in the Fund and with investing in bonds in general are described below. Some or all of these risks may adversely affect the Fund's NAV, trading price, yield, total return and/or its ability to meet its objectives.

.. The Fund's NAV will react to securities markets movements. You could lose money over short periods due to fluctuation in a Fund's NAV in response to market movements, and over longer periods during market downturns.

.. Prices of bonds may fall because of a rise in interest rates, issuer quality considerations and other considerations. For example, prices may fall in response to economic events or trends or in response to events specific to a single issuer, such as a downgrade in the issuer's credit rating or business prospects. The longer a bond's maturity, the greater the risk that its value may fall in response to economic events or trends.

.. The returns from the types of bonds in which the Fund invests may underperform returns from various general bond markets or different asset classes. For example, the bonds in the Index may underperform equity investments and fixed income investments that track other markets, segments and sectors. Different types of bonds tend to go through cycles of out-performance and underperformance in comparison to the general securities markets.

iShares GS $ InvesTop(TM) Corporate Bond Fund

.. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations.

.. There is a chance that any of the Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing a Fund's income level and share price.

.. The Fund is not actively managed. The Fund may be affected by a general decline in the U.S. market. The Fund invests in the bonds included in its Index regardless of their investment merit. BGFA does not attempt to take defensive positions in declining markets.

.. If the Index concentrates in a particular industry, group of industries or sector, the Fund may be adversely affected by the performance of those bonds and be subject to price volatility. In addition, if the Fund concentrates in a single industry or group of industries, it may be more susceptible to any single economic, market, political or regulatory occurrence.

.. The Fund is classified as "non-diversified." A non-diversified fund generally will hold fewer securities than a diversified fund. As a result, the Fund is more susceptible to the risks associated with these particular securities, or to a single economic, political or regulatory occurrence.

.. Factors such as the fees and expenses of the Fund, imperfect correlation between the Fund's bonds and those in the InvesTop(TM) Index, rounding of prices, changes to the InvesTop(TM) Index, and regulatory policies may affect the Fund's ability to achieve close correlation with the InvesTop(TM) Index. The Fund's returns may therefore deviate from those of the InvesTop(TM) Index.

.. Although the iShares described in this Prospectus are listed for trading on national securities exchanges, there can be no assurance that an active trading market for iShares will develop or be maintained.

.. Secondary market trading in iShares may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in iShares is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of the iShares of the Fund will continue to be met or will remain unchanged.

.. iShares may trade at, above or below their NAV. The NAV of iShares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of the Fund's share will fluctuate in accordance with changes in their NAVs as well as market supply and demand. However, given that iShares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAVs of iShares should not be sustained. However, while the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

.. An investment in the Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its annual total returns in a bar chart and average annual total returns in a table. Supplemental information about the Fund's performance is shown under the heading Total Return Information in the section Supplemental Information at the back of this Prospectus.

                                                                       i Shares

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

Shareholder Fees
      (fees paid directly from your investment, but see the
      Creation Transaction Fees and Redemption Transaction Fees
      discussion below)                                                    None
Annual Fund Operating Expenses
      (expenses that are deducted from the Fund's assets)**
      Management Fees                                                     0.15%
      Distribution and Service (12b-1) Fees                                None
      Other Expenses***                                                    None
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                      0.15%
-------------------------------------------------------------------------------

       * You will incur customary brokerage commissions when buying or selling shares of the Fund.

      ** Expressed as a percentage of average net assets.

     *** The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Trust, except interest expense and taxes (both expected to be de minimis), any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in iShares of the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your iShares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

            1 Year         3 Years         5 Years         10 Years
             $15             $48             $85             $192

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks generally of 100,000 shares or multiples thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of September 1, 2003 was $10,801,000. An investor who holds Creation Units and wishes to redeem them at NAV would also pay a standard redemption fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $10,801,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $17,594 if the Creation Unit is redeemed after one year, $53,234 if the Creation Unit is redeemed after three years, $92,416 if the Creation Unit is redeemed after five years and $208,257 if the Creation Unit is redeemed after ten years.
--------
*  See the iShares Transaction Fees section at the end of this Prospectus.

iShares GS $ InvesTop(TM) Corporate Bond Fund

Management

Investment Advisor

As investment advisor, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of its assets. BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources. BGFA also arranges for transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

For the fiscal year ended February 28, 2003, BGFA received management fees from the Fund based on a percentage of the Fund's average daily net assets, as shown in the following table.

          iShares Index Fund                            Management Fee
          ------------------                            --------------
          iShares GS $ InvesTop(TM) Corporate Bond Fund      0.15%

BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, together with its affiliates, is the world's largest investment advisor of institutional investment assets. As of September 30, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $950 billion. BGI, BGFA, Barclays Global Investors
Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

Administrator, Custodian and Transfer Agent

Investors Bank & Trust Company ("Investors Bank") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell iShares of the Fund, is available free of charge by calling toll-free: 1-800-iShares or visiting our website at www.iShares.com.

Buying and Selling iShares

iShares trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling iShares through a broker, you will incur customary brokerage commissions and charges.

iShares may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section.

The iShares GS $ InvesTop(TM) Corporate Bond Fund trades under the trading symbol listed in the Description of the Fund section.

The iShares GS $ InvesTop(TM) Corporate Bond Fund is listed on the American Stock Exchange (the "AMEX"). The AMEX is open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                                                       i Shares

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including iShares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to the iShares Funds, including that such investment companies enter into an agreement with the Fund.

Book Entry

iShares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee, is the record owner of all outstanding iShares of the Fund and is recognized as the owner of all iShares for all purposes.

Investors owning iShares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all iShares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of iShares, you are not entitled to receive physical delivery of stock certificates or to have iShares registered in your name, and you are not considered a registered owner of iShares. Therefore, to exercise any right as an owner of iShares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other bonds that you hold in book entry or "street name" form.

iShare Prices

The trading prices of iShares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of iShares of the Fund will be disseminated every fifteen seconds throughout the trading day by the AMEX or by other information providers, such as Bloomberg. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value is determined by third-party pricing services using price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and makes no warranty as to its accuracy.

Determination of Net Asset Value

Investors Bank calculates the Fund's NAV in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the AMEX is open for trading. The formula calls for deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. Investors Bank values the securities at their current market prices. If such prices are not readily available, Investors Bank uses estimates of the securities' fair value in accordance with guidelines approved by the Trust's Board of Trustees.

Dividends and Distributions

The Fund pays out dividends to investors at least monthly and may pay them on a more frequent basis. The Fund distributes its net capital gains, if any, to investors annually.

Taxes

As with any investment, you should consider how your investment in iShares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in iShares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

..  The Fund makes distributions, and

..  You sell iShares.

iShares Shareholder Information

Taxes on Distributions

Distributions paid out of the Fund's net investment income, including income from securities lending, and out of a Fund's net short-term capital gains, if any, are taxable to you as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses, are taxable as long-term capital gains, regardless of how long you have held the iShares. Distributions from the Funds do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, a Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when iShares are Sold

Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term gain or loss if iShares have been held for more than one year. Any capital gain or loss realized upon a sale of iShares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of iShares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such iShares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of iShares. Consult your personal tax adviser about the potential tax consequences of an investment in iShares under all applicable tax laws.

Creations and Redemptions

The iShares that trade in the secondary market are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units, each of which consists of 100,000 iShares or multiples thereof. Each "creator" enters into an authorized participant agreement with SEI Investments Distribution Co. ("SEI"), the Fund's distributor, and deposits into the Fund a portfolio of bonds closely approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, iShares can only be redeemed in a specified number of Creation Units, principally in-kind for a portfolio of bonds held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, iShares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Creations and redemptions must be made through a firm that is a DTC participant and has the ability to clear through the Federal Reserve System. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new iShares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability

                                                                       i Shares
provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters," but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 is only available with respect to transactions on an exchange.

iShares Transaction Fees

The Fund may impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares. The standard creation and redemption transaction fee for the Fund is discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. BGFA may from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. The creation and redemption transaction fees for creations and redemptions made for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge as further described in the Statement of Additional Information. In addition, purchasers of iShares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of iShares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table shows, as of September 1, 2003, the approximate value of one Creation Unit of the Fund, including the standard transaction fee.

                                                   Approximate
                                                   Value of a    Standard
                                                  Creation Unit  Creation/
                                                      as of     Redemption
                                                  September 1,  Transaction
    Name of Fund                                      2003          Fee
    ------------                                  ------------- -----------
    iShares GS $ InvesTop(TM) Corporate Bond Fund  $10,801,000     $500

Legal Proceedings

The Trust has reached a settlement in an action in the U.S. District Court for the Northern District of Illinois. In the action, a company named Mopex, Inc. and a company named Realtimemutualfunds.com alleged that the actions of the Trust and others infringed a patent held by Mopex, and that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. The patent itself was found to be invalid in a related action to which the Trust was not a party. In the settlement, the plaintiffs' claims and allegations are dismissed with prejudice, and neither the Trust nor any other defendant will pay any compensation to the plaintiffs.

Distribution

SEI Investments Distribution Co. (the "Distributor") serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in iShares. The Distributor's principal address is 1 Freedom Valley Drive, Oaks, PA 19456.

The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

iShares Shareholder Information

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report is included along with the Fund's financial statements in the Annual Report (available upon request).

(For a share outstanding throughout each period)
For the period ended February 28, 2003

                                                               iShares GS
                                                             $ InvesTop(TM)
                                                               Corporate
                                                              Bond Fund/1/
    -----------------------------------------------------------------------
    Net asset value, beginning of period                       $   103.03
                                                             --------------
    Income from investment operations:
     Net investment income                                           3.24
     Net realized and unrealized gain                                7.12
                                                             --------------
    Total from investment operations                                10.36
                                                             --------------
    Less distributions from:
     Net investment income                                          (2.93)
     Net realized gain/4/                                               -
                                                             --------------
    Total distributions                                             (2.93)
                                                             --------------
    Net asset value, end of period                             $   110.46
                                                             ==============
    Total return (not annualized)                                   10.22%
                                                             ==============
    Ratios/Supplemental data
     Net assets, end of period (000s)                          $2,076,579
     Ratio of expenses to average net assets/2/                      0.15%
     Ratio of net investment income to average net assets/2/         5.38%
     Portfolio turnover rate/3/                                        20%

--------------------------------------------------------------------------------
1 For the period from July 22, 2002 (commencement of operations) to February 28, 2003.

2  Annualized for periods less than one year.

3 Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

4 Represents all short-term gain distributions. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

                                                                       i Shares

Index Provider

Goldman Sachs is a leading global investment banking and securities firm that provides a full range of investing, advisory and financing services worldwide to a substantial and diversified client base, which includes corporations, financial institutions, governments and high net worth individuals. Founded in 1869, it is one of the oldest and largest investment banking firms. The Firm is headquartered in New York and maintains affiliate offices in London, Frankfurt, Tokyo, Hong Kong and other financial centers around the world.

BGI has entered into a license agreement with Goldman Sachs to use the GS $ InvesTop(TM) Index. BGI is sub-licensing rights in the GS $ InvesTop(TM) Index to iShares Trust at no charge.

Disclaimers

The iShares Trust is not sponsored or endorsed by Goldman, Sachs & Co. ("Goldman Sachs"). Goldman Sachs makes no representation or warranty, express or implied, to the owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares GS $ InvesTop(TM) Corporate Bond Fund particularly, or the ability of the GS $ InvesTop(TM) Index to track the appropriate bond market performance. Goldman Sachs is the licensor of certain trademarks and trade names to BGI. The GS $ InvesTop(TM) Index on which the iShares GS $ InvesTop(TM) Corporate Bond Fund is based is determined, composed and calculated by Goldman Sachs without regard to BGI, BGFA or the iShares GS $ InvesTop(TM) Corporate Bond Fund. Goldman Sachs has no obligation to take the needs of BGI, BGFA, or the owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund into consideration in determining, composing or calculating the GS $ InvesTop(TM) Index. Goldman Sachs is not responsible for and has not participated in the determination of the prices and quantities of iShares of the iShares GS $ InvesTop(TM) Corporate Bond Fund to be issued, the determination or calculation of the redemption price per share or the determination of the Representative Sampling of the bonds used by the iShares GS $ InvesTop(TM) Corporate Bond Fund. Goldman Sachs has no obligation or liability in connection with the administration, marketing, or trading of the Trust. Goldman Sachs does not guarantee the quality, accuracy and/or the completeness of the GS $ InvesTop(TM) Index or any data included therein. Goldman Sachs expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. Goldman Sachs makes no warranty, express or implied, as to results to be obtained by BGI, BGFA or owners of the iShares GS $ InvesTop(TM) Corporate Bond Fund, or any other person or entity, from the use of the GS $ InvesTop(TM) Index or any data included therein. Goldman Sachs makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GS $ InvesTop(TM) Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman Sachs have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the GS $ InvesTop(TM) Index or any data included therein, even if notified of the possibility of such damages.

iShares are not sponsored or endorsed by the AMEX. The AMEX makes no representation or warranty, express or implied, to the owners of the iShares of the Fund or any member of the public regarding the ability of the iShares GS $ InvesTop(TM) Corporate Bond Fund to track the total return performance of the GS $ InvesTop(TM) Index or the ability of the GS $ InvesTop(TM) Index to track bond market performance. The GS $ InvesTop(TM) Index is determined, composed and calculated by Goldman Sachs without regard to the iShares GS $ InvesTop(TM) Corporate Bond Fund. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the GS $ InvesTop(TM) Index, nor in the determination of the timing of, prices of, or quantities of the iShares of the iShares GS $ InvesTop(TM) Corporate Bond Fund to be issued, nor in the determination or calculation of the equation by which the iShares are redeemable. The AMEX has no obligation or liability to owners of the iShares of the iShares GS $ InvesTop(TM)

iShares Disclaimers

Corporate Bond Fund in connection with the administration, marketing or trading of the iShares of the iShares GS $ InvesTop(TM) Corporate Bond Fund.

The AMEX does not guarantee the accuracy and/or the completeness of the GS $ InvesTop(TM) Index or any data included therein. The AMEX makes no warranty, express or implied, as to results to be obtained by the iShares Trust on behalf of its Funds as licensee, licensee's customers and counterparties, owners of the iShares, or any other person or entity from the use of the GS $ InvesTop(TM) Index or any data included therein in connection with the rights licensed as described herein or for any other use. The AMEX makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the GS $ InvesTop(TM) Index or any data included therein. Without limiting any of the foregoing, in no event shall the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BGFA does not guarantee the accuracy and/or the completeness of the GS $ InvesTop(TM) Index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the iShares GS $ InvesTop(TM) Corporate Bond Fund, owners of the iShares of the iShares GS $ InvesTop(TM) Corporate Bond Fund, or any other person or entity from the use of the GS $ InvesTop(TM) Index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GS $ InvesTop(TM) Index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                                                       i Shares

Supplemental Information

I.  Premium/Discount Information (Unaudited)

The tables that follow present information about the differences between the daily market price on secondary markets for shares of the iShares GS $ InvesTop(TM) Corporate Bond Fund and that Fund's net asset value. Net asset value, or "NAV", is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for each full calendar quarter completed during the period from inception on July 22, 2002 through March 31, 2003.

All data presented here represents past performance, which cannot be used to predict future results.

                 iShares GS $ Investop(TM) Corporate Bond Fund
             Period Covered: July 22, 2002 Through March 31, 2003

                                                Number  Percentage of
           Premium/Discount Range               of Days  Total Days
           ----------------------               ------- -------------
           Greater than 1.5%...................     -           -
           Greater than 1.0% and Less than 1.5%    13       10.48
           Greater than 0.5% and Less than 1.0%    50       40.32
           Between 0.5% and -0.5%..............    61       49.20
           Less than -0.5%.....................     -           -
                                                  ---      ------
                                                  124      100.00
                                                  ===      ======

iShares Supplemental Information

II.  Total Return Information (Unaudited)

The table below presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is for the period from its inception to February 28, 2003.

Total returns represent the change in value of the Fund during the period noted in the table. Market return is based on the market price per share of the Fund, and NAV return is based on the NAV of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at Market Price and NAV, respectively. The market returns do not include brokers' commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The Fund's past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Underlying Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the management fees or other expenses incurred by the Fund. These fees and expenses negatively impact the performance of the Fund.

--------------------------------------------------------------------------------
                                 Total Returns
--------------------------------------------------------------------------------

                                              Inception to 2/28/03*
                                              --------------------
                                               NAV    Market Index
                                              ------  ------ ------
iShares GS $ InvesTop(TM) Corporate Bond Fund 10.22%  10.29% 10.55%

* The Fund's inception date is 7/22/02. The first day of secondary market trading of the Fund was 7/26/02.

                                                                       i Shares

Copies of the Prospectus can be found on our web site at www.iShares.com. For more detailed information on the iShares Trust and iShares, you may request a copy of the Statement of Additional Information ("SAI").

The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the iShares Trust's annual and semiannual reports to shareholders. In the iShares Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

If you have questions about the Fund or iShares or you wish to obtain the SAI free of charge, please:

       Call: 1-800-iShares
             Monday through Friday
             8:00 a.m. to 8:00 p.m. (Eastern time)

      Write: iShares Trust
             c/o SEI Investments Distribution Co.
             1 Freedom Valley Drive
             Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its iShares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

                   Investment Company Act File No. 811-09729

iShares Supplemental Information
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., a wholly owned subsidiary of Barclays Bank PLC, none of which is affiliated with SEI.

"$ InvesTop/TM/" "$ InvesTop/TM/ Index", "GS $ InvesTop/TM/" and "Goldman Sachs/R/" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop/TM/ Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co. iShares are not sponsored or endorsed by Goldman, Sachs & Co., nor does this company make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co.

Investing involves risk, including possible loss of principal.

(C)2003 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

The information provided in the wrapper is not part of the prospectus.

iShares/(R)/ Industrial strength investment tools from BARCLAYS GLOBAL
INVESTORS

1 800 iSHARES (1 800 474 2737) WWW.iSHARES.COM

                                                                        BARCLAYS
iShares Trust

Statement of Additional Information for

iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund iShares Lehman TIPS Bond Fund iShares Lehman Aggregate Bond Fund iShares GS $ InvesTop(TM) Corporate Bond Fund

Dated July 1, 2003

(as revised December 3, 2003)


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the combined Prospectus dated July 1, 2003 (as revised on December 3, 2003) of iShares Trust (the "Trust") for the Funds listed above. In addition, investors in the iShares GS $ InvesTop Corporate Bond Fund may refer to the stand-alone prospectus for the Fund dated July 1, 2003, as revised on December 3, 2003. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Annual Report of the Trust and the above-listed Funds is incorporated by reference into and deemed to be a part of this Statement of Additional Information. A copy of the Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), at 1 Freedom Valley Drive, Oaks, PA 19456 or calling 1-800-iShares.

Table of Contents

                                                                           PAGE
General Description of the Trust and its Funds................................1
Exchange Listing and Trading..................................................2
Investment Strategies and Risks...............................................2
     Lack of Diversification of Certain Funds.................................3
     Bonds....................................................................3
     U.S. Government Obligations..............................................4
     Inflation-Protected Obligations .........................................4
     Mortgage Pass-Through Securities.........................................4
     Asset Backed and Commercial Mortgage Backed Securities...................5
     Money Market Instruments.................................................5
     Investment Companies.....................................................5
     Loans of Portfolio Securities............................................5
     Repurchase Agreements....................................................6
     U.S. Registered Securities of Foreign Issuers............................6
Proxy Voting Policy...........................................................7
Construction and Maintenance Standards for the Underlying Indices.............7
     The Lehman Indices.......................................................8
     Maintenance of Each Lehman Index.........................................9
     The InvesTop(TM) Index...................................................9
Investment Limitations.......................................................10
Continuous Offering..........................................................11
Management...................................................................11
     Trustees and Officers...................................................12
     Committees of the Board of Trustees.....................................16
     Approval of Investment Advisory Contract................................16
     Remuneration of Trustees................................................17
     Investment Advisor......................................................19
     Code of Ethics..........................................................21
     Administrator, Custodian and Transfer Agent.............................21
     Distributor.............................................................21
     Index Providers.........................................................22
Brokerage Transactions.......................................................22
Additional Information Concerning the Trust..................................23
     Shares..................................................................23
     Termination of the Trust or a Fund......................................24
     Book Entry Only System..................................................24
     DTC Acts as Securities Depository for the iShares.......................24
Creation and Redemption of Creation Unit Aggregations........................25
     Creation................................................................25
     Fund Deposit............................................................25
     Procedures for Creation of Creation Unit Aggregations...................26
     Placement of Creation Orders for the Funds..............................26
     Acceptance of Orders for Creation Unit Aggregations.....................27
     Creation Transaction Fee................................................28
     Redemption of iShares in Creation Unit Aggregations.....................28
     Redemption Transaction Fee..............................................28
     Placement of Redemption Orders for the Funds............................28
Taxes........................................................................29

Determination of NAV.........................................................31
Dividends and Distributions..................................................31
     General Policies........................................................31
     Dividend Reinvestment Service...........................................31
Performance and Other Information............................................31
     Yield...................................................................31
     Total Return Quotation (Before Taxes)...................................32
     Total Return Quotation (After-Taxes on Distributions)...................32
     Total Return Quotation (After-Taxes on Distributions and Sale)..........32
     Cumulative Total Return Quotation.......................................33
Financial Statements.........................................................34
Miscellaneous Information....................................................34
     Counsel.................................................................34
     Independent Auditors....................................................34

General Description of the Trust
and its Funds

The iShares Trust (the "Trust") currently consists of over 50 investment portfolios. The Trust was organized as a Delaware business trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This Statement of Additional Information relates to the following funds (each a "Fund" and collectively the "Funds"):

.. iShares Lehman 1-3 Year Treasury Bond Fund
.. iShares Lehman 7-10 Year Treasury Bond Fund
.. iShares Lehman 20+ Year Treasury Bond Fund
.. iShares Lehman Aggregate Bond Fund
.. iShares Lehman TIPS Bond Fund
.. iShares GS $ InvesTop(TM) Corporate Bond Fund

The iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, and iShares Lehman 20+ Year Treasury Bond Fund are sometimes referred to herein as the "Treasury Funds." The iShares Lehman TIPS Bond Fund is sometimes referred to herein as the "TIPS Bond Fund." The iShares Lehman Aggregate Bond Fund is sometimes referred to herein as the "Lehman Aggregate Bond Fund." The iShares GS $ InvesTop(TM) Corporate Bond Fund is sometimes referred to herein as the "InvesTop(TM) Corporate Bond Fund."

The shares of each Fund are referred to herein as "iShares."

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an "Underlying Index") representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors ("BGFA").

Each Fund offers and issues iShares at their net asset value ("NAV") only in aggregations of a specified number of iShares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of fixed income securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The iShares described in the Prospectus and this SAI are listed and traded on national securities exchanges, such as the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE"). iShares trade in the secondary market at market prices that may be at, above or below NAV. iShares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. A Creation Unit consists of 100,000 iShares or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of iShares although it has no current intention of doing so. iShares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section. In all cases, such conditions will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the Shareholder Information section.

iShares of each Fund are listed on either the AMEX or the NYSE (each, a "Listing Exchange") and trade throughout the day on these Listing Exchanges and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of iShares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the iShares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the iShares of a Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which such Fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on a Listing Exchange inadvisable. A Listing Exchange will remove the iShares of a Fund from listing and trading upon termination of such Fund.

As in the case of other publicly traded securities, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of iShares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in both fixed income securities that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

The Funds will engage in Representative Sampling, which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use Representative Sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Each Treasury Fund generally will invest at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations, and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The iShares Lehman TIPS Bond Fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. Government bonds. The Fund also may invest up to 10% of its assets in U.S. Government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations, and in cash and cash equivalents, including shares of money market funds affiliated with BGFA.

The Lehman Aggregate Bond Fund generally will seek to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index is U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association

("GNMA") and the Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments.

The InvesTop(TM) Corporate Bond Fund generally will invest at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (i.e., the GS $ Investment Grade Index(TM)); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the GS $ Investment Grade Index(TM). The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. Government obligations, and in cash are cash equivalents, including shares of money market funds affliated with BGFA.

Lack of Diversification of Certain Funds. The following table sets forth the diversification status of each Fund.

                    NON-DIVERSIFIED FUND
                    iShares GS $ InvesTop(TM) Corporate Bond Fund

                    DIVERSIFIED FUNDS
                    iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund iShares Lehman TIPS Bond Fund iShares Lehman Aggregate Bond Fund

With respect to 75% of its total assets, a diversified Fund does not invest more than 5% of its total assets in securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the Fund's total assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's iShares to greater price volatility than that experienced by more diversified investment companies.

In addition, both diversified and non-diversified Funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's iShares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

Bonds. Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

U.S. Government Obligations. The Treasury Funds and the TIPS Bond Fund invest almost exclusively in various types of U.S. Government obligations. The Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Protected Obligations. The TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Mortgage Pass-Through Securities. A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

Asset-Backed and Commercial Mortgage-Backed Securities. The Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. However, only the Lehman Aggregate Bond Fund currently intends to invest a significant portion of its assets in such instruments. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. BGFA received an exemptive order from the SEC which permits the funds it manages, including the Funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the Funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. The Trust and Barclays Global Investors, N.A. ("BGI") have been granted an exemptive order (the "Order") that permits BGI to serve as the Trust's securities lending agent. The Board of Trustees of the Trust (the "Board" or the "Trustees") has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As securities lending agent, BGI shares with the relevant Fund any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to, the review of the Board. These borrowers may include affiliates of the Trust or of BGI. Lending to any such affiliated borrower will be done in conformity with certain conditions set forth in the Order. The terms, structure and the aggregate amount of loans to all borrowers must be consistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (i) the borrowers pledge and maintain with the relevant Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 100% of the value of the securities loaned (on a "mark-to-market" basis); (ii) the loan be made subject to termination by a Fund at any time; and (iii) a Fund receives reasonable interest on the loan. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (1) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks".

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should a Fund enter into a repurchase agreement, each such Fund would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each Fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by BGFA. BGFA will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, BGFA will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. BGFA will mark-to-market daily the value of the securities. Under the 1940 Act, repurchase agreements are considered loans.

U.S. Registered Securities of Foreign Issuers. The InvesTop(TM) Corporate Bond Fund may purchase U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

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Proxy Voting Policy

The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or
(ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

Construction and Maintenance Standards for the Underlying Indices

Each Treasury Fund invests substantially all of its assets in securities in one of the following indices: the Lehman Brothers 1-3 Year Treasury Index, the Lehman Brothers 7-10 Year Treasury Index or the Lehman Brothers 20+ Year Treasury Index (each, a "Lehman Treasury Index"). The TIPS Bond Fund invests substantially all of its assets in the securities in the Lehman Brothers U.S. Treasury Inflation Notes Index. The Lehman Aggregate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Aggregate Index. The InvesTop(TM) Corporate Bond Fund invests substantially all of its assets in securities in the GS $ InvesTop(TM) Index (the "InvesTop(TM) Index").

Brief descriptions of the Funds' Underlying Indices are provided below.

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The Lehman Indices

Lehman Brothers 1-3 Year Treasury Index

Index Description. The Lehman Brothers 1-3 Year Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 1 and 3 years. As of September 1, 2003, there were 30 issues included in the Index.

Index Methodology. The Lehman Brothers 1-3 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 1 and 3 years, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 7-10 Year Treasury Index

Index Description. The Lehman Brothers 7-10 Year Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between 7 and 10 years. As of September 1, 2003, there were 13 issues included in the Index.

Index Methodology. The Lehman Brothers 7-10 Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between 7 and 10 years, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers 20+ Year Treasury Index

Index Description. The Lehman Brothers 20+ Year Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than 20 years. As of September 1, 2003, there were 15 issues included in the Index.

Index Methodology. The Lehman Brothers 20+ Year Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity greater than 20 years, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. Excluded from the Index are certain special issues, such as flower bonds, targeted investor notes (TINs), state and local government series bonds, and coupon issues that have been stripped from bonds included in the Index. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Treasury Inflation Notes Index

Index Description. The Lehman Brothers U.S. Treasury Inflation Notes Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As September 1, 2003, there were 11 issues included in the Index.

Index Methodology. The Lehman Brothers U.S. Treasury Inflation Notes Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade, and have more than $200 million par outstanding. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non-convertible. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Lehman Brothers U.S. Aggregate Index

Index Description. The Lehman Brothers U.S. Aggregate Index represents the securities of the total United States investment grade bond market. As of September 1, 2003, there were over 7,400 issues included in the Index.

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Index Methodology. The Index provides a measure of the performance of the U.S.
investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have more than $200 million par amount outstanding and must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Certain types of securities, such as flower bonds, targeted investor notes (TINs), and state and local government series bonds are excluded from the Index. Also excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Index is market capitalization weighted and the securities in the Index are updated on the last calendar day of each month.

Maintenance of Each Lehman Index

The Index constituents are updated on the last calendar day of each month. The universe of Index constituents is not adjusted for securities that become ineligible for inclusion in an Index during the month (e.g., because of downgrades or called bonds) or for issues that are newly eligible (e.g., up-grades or newly issued bonds). The Lehman Indices are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indices are calculated once a day and are available from major data vendors.

The Investop(TM) Index

Index Description. The InvesTop(TM) Index measures the performance of a fixed number of highly liquid investment grade corporate bonds. The InvesTop(TM) Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. As of September 1, 2003, there were 100 bonds included in the InvesTop(TM) Index.

Index Methodology. The InvesTop(TM) Index was started in 1999 and is a subset of the GS $ Investment Grade Index(TM) (the "Investment Grade Index"), an index of over 500 investment grade bonds. Bonds in the InvesTop(TM) Index are selected from the universe of eligible bonds in the GS $ Investment Grade Index(TM) using defined rules. Currently, the bonds eligible for inclusion in the InvesTop(TM) Index include U.S. dollar-denominated, SEC registered corporate bonds that (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan;
(ii) are rated investment grade by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

Component Selection Criteria. Bonds are automatically disqualified from being included in the InvesTop(TM) Index if their average spreads and volatility fall outside of certain defined ranges. Eligible bonds are assigned to "cells" using an approach that attempts to match the proportional weighting of the maturity ranges and other characteristics of the InvesTop(TM) Index to those of the broader Investment Grade Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the InvesTop(TM) Index to maturity ranges and characteristics of the Investment Grade Index. The InvesTop(TM) Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Index may change from time to time. To avoid concentration of single-issuer credit risk while still allowing for curve representation, only one bond issue per issuer per maturity range may be included in the InvesTop(TM) Index. The InvesTop(TM) Index is updated monthly on the last business day of each month.

Index Maintenance. The InvesTop(TM) Index is valued using the midpoint between the bid and ask prices, as marked by Goldman Sachs. Upon rebalancing, however, Goldman Sachs marks new bonds selected for the InvesTop(TM) Index at the offer side price in the market. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the InvesTop(TM) Index. The components of the total return of the InvesTop(TM) Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the InvesTop(TM) Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Index, but that no longer satisfy all the criteria at month-end, will be removed from the Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the InvesTop(TM) Index and Investment Grade Index are owned by Goldman Sachs and may be covered by one or more patents or pending patent applications.

Investment Limitations

The Board has adopted as fundamental policies each Fund's investment limitations numbered one through six below. The Board has adopted as fundamental policies the investment objective of each Fund, other than the Lehman Aggregate Bond Fund and the TIPS Bond Fund. The Lehman Aggregate Bond Fund and the TIPS Bond Fund may change its investment objective and its Underlying Index without a shareholder vote. The investment objective of each Fund, other than the Lehman Aggregate Bond Fund and the TIPS Bond Fund, and the investment limitations of each Fund can not be changed without the approval of the holders of a majority of such Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

No Fund will:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies). (Notwithstanding the foregoing, the Lehman Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund, as non-fundamental policies, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities. Except with regard to investment limitation three above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

..    The frequency of trades and quotes for the security;
..    The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
..    Dealer undertakings to make a market in the security; and
..    The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

The Lehman Aggregate Bond Fund and the TIPS Bond Fund each may change its investment objective and its Underlying Index without a shareholder vote.

Continuous Offering

The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to iShares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 82 iShares Funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversee an additional 25 portfolios within the fund complex.

INTERESTED TRUSTEES

                                                     PRINCIPAL OCCUPATION(S) DURING THE      OTHER DIRECTORSHIPS HELD BY TRUSTEE
    NAME (AGE) ADDRESS           POSITION                       PAST 5 YEARS                             AND OFFICER
---------------------------  ---------------------   ------------------------------------    -------------------------------------
*Lee T. Kranefuss (42)       Trustee, Chairman,      Chief Executive Officer of the          Director (since June 18, 2003) of
Barclays Global Investors    and President (since    Individual Investor Business of         iShares, Inc.; Trustee
45 Fremont Street            June 18, 2003)          Barclays Global Investors, N.A.;        for Barclays Global Investors
San Francisco, CA 94105                              The Boston Consulting Group (until      Funds and Master Investment
                                                     1997).                                  Portfolio (since 2001).

                                                     Consultant to Barclays Global           Director (since 1996) and
*Nathan Most (89)            Trustee (since          Investors, N.A. (1998-2002),            President (1996-2002) of iShares,
PO Box 193                   December 16, 1999)      American Stock Exchange (1996-2000)     Inc.
Burlingame, CA 94011                                 and the Hong Kong Stock Exchange
                                                     (1998 to present); Consultant to the
                                                     Amsterdam Stock Exchange (1997-1998);
                                                     Consultant to the Pacific Stock
                                                     Exchange (1997-1998).

* Lee Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, and Barclays Global Investors N.A. ("BGI"), the parent company of BGFA.

INDEPENDENT TRUSTEES

                                                       PRINCIPAL OCCUPATION(S) DURING        OTHER DIRECTORSHIPS HELD BY TRUSTEE
 NAME (AGE) ADDRESS           POSITION                         THE PAST 5 YEARS                          AND OFFICER
---------------------------  ---------------------   ------------------------------------    -------------------------------------
John B. Carroll (68)         Trustee (since          Retired Vice President of               Director (since 1996) of iShares,
520 Main Street              January 1, 2002)        Investment Management (1984-2000)       Inc.; Trustee and member of the
Ridgefield, CT 06877                                 of Verizon Corporation; Advisory        Executive Committee (since 1991) of
                                                     Board member of Ibbotson Associates     The Common Fund Institutional Funds,
                                                     (1992-1998); former Vice Chairman       a non-profit organization; Member of
                                                     and Executive Committee Member          the Board of Managers of JP Morgan
                                                     (1994-1998) of the Committee on         Private Equity Funds.
                                                     Investment of Employee Benefit
                                                     Assets of the Financial Executive
                                                     Institute.

Richard K. Lyons (42)        Trustee (since          Professor, University of                Director (since 2001) of iShares,
Haas School of Business,     February 15,            California, Berkeley: Haas School       Inc.; Trustee of Master Investment
UC Berkeley                  2000)                   of Business (since 1993);               Portfolio and Barclays Global
Berkeley, CA 94720                                   Consultant for IMF World Bank,          Investors Funds (since 2001); Board
                                                     Federal Reserve Bank, and Citibank      of Trustees: Matthews Asian Funds
                                                     N.A. (since 2000).                      since 1995 (oversees 6 portfolios).

                                                       PRINCIPAL OCCUPATION(S) DURING        OTHER DIRECTORSHIPS HELD BY TRUSTEE
NAME (AGE) ADDRESS           POSITION                         THE PAST 5 YEARS                            AND OFFICER
---------------------------  ---------------------   ------------------------------------    -------------------------------------
George C. Parker (64)        Trustee (since          Dean Witter Distinguished Professor     Director (since 2001) of iShares,
Graduate School of Business  February 15, 2000)      of Finance (since 1994); Associate      Inc.;  Bailard, Biehl and Kaiser,
(Room K301)                                          Dean for Academic Affairs, Director     Inc. (since 1985); California
Stanford University                                  of MBA Program, and Professor,          Casualty Group of Insurance
521 Memorial Way                                     Stanford University: Graduate           Companies (since 1978); Continental
Stanford, CA 94305                                   School of Business (1993-2001).         Airlines, Inc. (since 1996);
                                                                                             Community First Financial Group
                                                                                             (since 1995); Dresdner/RCM Mutual
                                                                                             Funds (1994-2002); Tyon Ranch
                                                                                             Company (since 1999).

W. Allen Reed (56)           Trustee (since          President and Chief Executive           Director (since 1996) of iShares,
General Motors Investment    January 1, 2002)        Officer (since 1994) of General         Inc.; Director (since 1994) of
Management Corp.                                     Motors Investment Management            General Motors Investment Management
767 Fifth Avenue                                     Corporation.                            Corporation; Director (1995-1998) of
New York, NY 10153                                                                           Taubman Centers, Inc. (a real estate
                                                                                             investment trust); Director (since
                                                                                             1992) of FLIR Systems (an imaging
                                                                                             technology company); Director (since
                                                                                             1994) of General Motors Acceptance
                                                                                             Corporation; Director (since 1994)
                                                                                             of GMAC Insurance Holdings, Inc.;
                                                                                             Director (since 1995) of Global
                                                                                             Emerging Markets Fund; Director
                                                                                             (since 2000) of Temple Inland
                                                                                             Industries; Chairman (since 1995) of
                                                                                             the Investment Advisory Committee of
                                                                                             Howard Hughes Medical Institute.

OFFICERS WHO ARE NOT TRUSTEES

                                                       PRINCIPAL OCCUPATION(S) DURING        OTHER DIRECTORSHIPS HELD BY TRUSTEE
NAME (AGE) ADDRESS           POSITION                         THE PAST 5 YEARS                            AND OFFICER
---------------------------  ---------------------   ------------------------------------    -------------------------------------
Michael Latham (38)          Secretary,              Director of Mutual Fund Delivery in     None.
Barclays Global Investors    Treasurer               the U.S. Individual Investor Business
45 Fremont Street            and Principal           of BGI (since 2000); Head of
San Francisco, CA 94105      Financial               Operations, BGI Europe (1997-2000).
                             Officer

Jeffery J. Gaboury (35)      Assistant Treasurer     Director (formerly Manager), Mutual     None.
Investors Bank & Trust Co.                           Fund Administration, Reporting and
200 Clarendon Street                                 Compliance, IBT (since 1996).
Boston, MA 02116

Danell Doty (39)             Assistant Secretary     Head of Mutual Fund Administration,     None.
Barclays Global Investors                            BGI (since 1999); Vice President of
45 Fremont Street                                    Operations, Berkeley Capital
San Francisco, CA 94105                              Management (1994-1999); Vice
                                                     President and Secretary, The Berkeley
                                                     Funds (1997-1999).

Susan C. Mosher (48)         Assistant Secretary     Senior Director & Senior Counsel,       None.
Investors Bank & Trust Co.                           Mutual Fund Administration, IBT
200 Clarendon Street                                 (since 1995).
Boston, MA 02116

Sandra I. Madden (37)        Assistant Secretary     Senior Associate Counsel, Mutual Fund   None.
Investors Bank & Trust Co.                           Administration, IBT (since 1999);
200 Clarendon Street                                 Associate, Scudder Kemper
Boston, MA 02116                                     Investments, Inc. (1996-1999).

Theda Haber (49)             Chief Legal             Attorney/Managing Director, Deputy      None.
Barclays Global Investors    Officer                 General Counsel and Head of U.S.
45 Fremont Street                                    Legal, BGI (since 1997);
San Francisco, CA 94105                              Attorney/Senior Counsel, BGI
                                                     (1994-2000).

Lois Towers (51)             Assistant               US Compliance Officer, BGI (since       None.
Barclays Global Investors    Vice                    1999).
45 Fremont Street            President-AML
San Francisco, CA 94105      Compliance
                             Officer

The following table sets forth, as of December 31, 2002, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                               DOLLAR RANGE OF       COMPANIES OVERSEEN BY
                                                               EQUITY SECURITIES     TRUSTEE IN FAMILY OF
NAME OF DIRECTOR      NAME OF INDEX FUND                       IN THE FUND           INVESTMENT COMPANIES
------------------    -------------------------------------    ------------------    --------------------------
Garrett F. Bouton*    iShares MSCI EAFE                        Over $100,000         Over $100,000
                      iShares Russell 2000 Growth              Over $100,000

John B. Carroll       None                                     Not Applicable        Not Applicable

Richard K. Lyons      iShares S&P 500                          $1- $10,000           Over $100,000
                      iShares Lehman 1-3 Year Treasury Bond    Over $100,000
                       Fund

Nathan Most           iShares Russell 2000                     Over $100,000         Over $100,000
                      iShares S&P Midcap 400                   Over $100,000

George C. Parker      iShares Dow Jones U.S. Technology        $10,001- $50,000      Over $100,000
                      Sector
                      iShares MSCI France                      $10,001- $50,000
                      iShares MSCI South Korea                 $10,001- $50,000
                      iShares MSCI Mexico                      $10,001- $50,000
                      iShares MSCI Singapore                   $10,001- $50,000
                      iShares MSCI United Kingdom              $10,001- $50,000
                      iShares Russell 1000 Value               Over $100,000
                      iShares S&P 100 Index                    $50,001 - $100,000
                      iShares S&P Global 100                   $10,001- $50,000
                      iShares S&P MidCap 400/Barra Value       $10,001- $50,000

W. Allen Reed         None                                     Not Applicable        Not Applicable

*Served as Trustee through June 17, 2003.

None of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under control with, BGFA or SEI.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit and Nominating Committees of the Board. The purposes of the Audit Committee are to assist the Board of Trustees (1) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) in its oversight of the Trust's financial statements and the independent audit thereof;
(3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Trust met three times during the calendar year ended December 31, 2002.

The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee did not meet during the calendar year ended December 31, 2002.

Approval of Investment Advisory Contract. Under Section 15(c) of the 1940 Act, the Board is generally required to approve the Trust's investment advisory contract with BGFA (the "Investment Advisory Agreement") annually. The Board is provided with quantitative and qualitative information to assist the Board in evaluating the terms of the

Investment Advisory Agreement. This information includes comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser, as well as a description of the quality of services provided by the investment adviser.

Before approving the Investment Advisory Agreement, the Board reviewed a detailed profitability analysis of BGFA based on the fees payable under the Investment Advisory Agreement as well as any other servicing relationships between the Trust and BGFA or its affiliates. The Board analyzed the Trust's contractual fees, including the investment advisory fee, as well as co-administration and Rule 12b-1 distribution fees, if any.

The Board also reviewed statistical information regarding the performance and expenses of the Funds. Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information. In addition to the performance information for the Funds, the Board reviewed the performance information for a group of funds that BGFA determined was similar to each Fund ("Peer Group") and an appropriate broad-based market index. The Board then reviewed a comparison of each Fund's advisory fee, other fees and total expense ratio to other funds in the Peer Group.

During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to BGFA and its affiliates for advisory and other services provided to the Funds. The Board also reviewed information pertaining to the fee structure for the Funds and considered whether alternative fee structures (i.e., breakpoint fee structures) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in the Funds' asset levels.

In addition, the Board analyzed BGFA's background and services that it provides to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of BGFA. The Board also considered the background and experience of the senior management of BGFA and the level of attention given to the Funds by senior investment personnel of BGFA. In addition to the above considerations, the Board also considered BGFA's indexing strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board received a presentation from BGFA and reviewed the qualifications, backgrounds and responsibilities of the staff performing investment services for the Funds. The Board recognized that BGFA has the size, visibility and resources to attract and retain highly qualified investment professionals. Similarly, the Board reviewed BGFA's ability to provide a competitive compensation package to its employees such that each entity would be able to attract and retain high-quality employees.

Based on the above analysis, the Board determined that the Investment Advisory Agreement for each Fund, including the fee level, was fair and reasonable in light of all relevant circumstances. This determination was based on the following factors as discussed above: (i) level of profits realized by BGFA from its advisory arrangement with the Fund; (ii) an analysis of advisory fees paid by the Fund compared to other similar funds; (iii) the scope of BGFA's background and experience; and (iv) the quality of services provided by BGFA.

Remuneration of Trustees. The Trust pays each Independent Trustee an annual fee of $32,500 for meetings of the Board attended by the Trustee. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the year ended December 31, 2002.

                            AGGREGATE         PENSION OR
                            ESTIMATED         RETIREMENT                             TOTAL ESTIMATED
                          COMPENSATION     BENEFITS ACCRUED    ESTIMATED ANNUAL       COMPENSATION
                            FROM THE       AS PART OF TRUST      BENEFITS UPON        FROM THE FUND
NAME OF TRUSTEE               TRUST           EXPENSES***         RETIREMENT***      AND FUND COMPLEX*
---------------------    --------------    ----------------    -----------------    ------------------
Garrett F. Bouton****     $          0      Not Applicable      Not Applicable      $                0
John B. Carroll           $     32,500      Not Applicable      Not Applicable      $           65,000
Richard K. Lyons          $     32,500      Not Applicable      Not Applicable      $           90,000**
Nathan Most               $     12,500      Not Applicable      Not Applicable      $           25,000
George C. Parker          $     32,500      Not Applicable      Not Applicable      $           65,500
W. Allen Reed             $     32,500      Not Applicable      Not Applicable      $           65,000

* Includes compensation as Director of iShares, Inc., an investment company with 24 investment portfolios also advised by BFGA.
** Includes compensation as Trustee for Barclays Global Investors Funds and Master Investment Portfolio, investment companies with 25 portfolios also advised by BGFA.
*** No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
**** Served as Trustee through June 17, 2003.

Trustees and officers of the Trust collectively owned less than 1% of each of the Fund's outstanding shares as of June 1, 2003.

Control Persons and Principal Holders of Securities. Although the Trust does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants (as defined herein), as of June 1, 2003, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iSHARES BOND FUND            NAME AND ADDRESS                            PERCENTAGE OF OWNERSHIP
-----------------            ----------------                            -----------------------
Lehman 1-3 Year Treasury     Citibank, N.A.                                      18.19%
                             1410 Westshore Blvd.
                             Tampa, FL 33607

                             Smith Barney Inc.                                   13.83%
                             333 West 34th Street, 3rd Floor
                             New York, NY 10001

                             Charles Schwab & Co., Inc.                          10.79%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ 07310

                             Merrill Lynch Pierce Fenner & Smith Inc.             6.07%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ 07302

Lehman 7-10 Year Treasury    Spear, Leeds & Kellogg                              20.16%
                             120 Broadway, 5th Floor
                             New York, NY 10006

                             Bear Stearns Securities Corp.                       10.51%
                             One Metrotech Center North
                             Brooklyn, NY 11201

iSHARES BOND FUND            NAME AND ADDRESS                            PERCENTAGE OF OWNERSHIP
-----------------            ----------------                            -----------------------
                             Merrill Lynch Pierce Fenner & Smith Inc.            10.29%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ 07302

                             Smith Barney Inc.                                    9.20%
                             333 West 34th Street, 3rd Floor
                             New York, NY 10001

                             Charles Schwab & Co., Inc.                           5.90%
                             Newport Financial Center
                             111 Pavonia Avenue East, 3rd Floor
                             Jersey City, NJ 07310

                             Pershing LLC                                         5.28%
                             One Pershing Plaza
                             Jersey City, NJ 07399

Lehman 20+ Year Treasury     Spear, Leeds & Kellogg                              52.67%
                             120 Broadway, 5th Floor
                             New York, NY 10006

                             Bear Stearns Securities Corp.                       10.20%
                             One Metrotech Center North
                             Brooklyn, NY 11201

                             Merrill Lynch Pierce Fenner & Smith Inc.             8.06%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ 07302

                             Morgan Stanley & Co.                                 8.02%
                             One Pierrepont Plaza
                             Brooklyn, NY 11201

GS $ InvesTop(TM) Corporate  State Street Bank & Trust Company                   12.34%
                             1776 Heritage Drive
                             Quincy, MA 02171

                             Bankers Trust Co.                                   11.78%
                             16 Wall Street
                             New York, NY 10015

                             Boston Safe Deposit & Trust Co.                     11.74%
                             One Cabot Road
                             Medford, MA 02155

                             JPMorgan Chase Bank                                 11.69%
                             One Chase Manhattan Plaza
                             New York, NY 10081

                             Merrill Lynch Pierce Fenner & Smith Inc.             7.23%
                             Safekeeping
                             101 Hudson Street
                             Jersey City, NJ 07302

Investment Advisor. BGFA serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act").

Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

The Investment Advisory Agreement between the Trust and BGFA was most recently renewed by the Board of Trustees on June 17, 2003. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Investment Advisory Agreement are fair and reasonable with respect to the Trust, are in the best interests of the Trust's shareholders, and are similar to those which could have been obtained through arm's length negotiations.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, any brokerage commissions and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's aggregate net assets) listed below. The table below sets forth the management fee paid by each Fund for the period from its inception on July 22, 2002 to its fiscal year ended February 28, 2003.

                                                                  MANAGEMENT
                                                                   FEES PAID
                                                                FROM INCEPTION
                                                 MANAGEMENT      THROUGH FIRST
iSHARES INDEX FUND                                  FEE         FISCAL YEAR END
---------------------------------------------    ----------    -----------------
iShares Lehman 1-3 Year Treasury Bond Fund             0.15%    $      710,112
iShares Lehman 7-10 Year Treasury Bond Fund            0.15%           563,006
iShares Lehman 20+ Year Treasury Bond Fund             0.15%           512,741
iShares Lehman TIPS Bond Fund                          0.20%               N/A*
iShares Lehman Aggregate Bond Fund                     0.20%               N/A*
iShares GS $ InvesTop(TM) Corporate Bond Fund          0.15%         1,499,844

*The Fund had not commenced operations as of February 28, 2003.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI, and BGFA from controlling, or underwriting the iShares, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent, or custodian to the Funds or from purchasing iShares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

Code of Ethics. The Trust, BGFA and SEI each have adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds.

Administrator, Custodian and Transfer Agent. Investors Bank & Trust Co. ("Investors Bank") serves as administrator, custodian and transfer agent for the Funds. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Trust, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Trust and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, Investors Bank maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Trust, to deliver securities held by Investors Bank and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly. The table below sets forth the custody, administration, and transfer agency expenses of each Fund for the period from its inception on July 22, 2002 to its fiscal year ended February 28, 2003.

                                                    CUSTODY,
                                                 ADMINISTRATION
                                                  & TRANSFER
                                                    AGENCY
iSHARES INDEX FUND                                 EXPENSES
---------------------------------------------    --------------
iShares Lehman 1-3 Year Treasury Bond Fund       $      225,477
iShares Lehman 7-10 Year Treasury Bond Fund             193,620
iShares Lehman 20+ Year Treasury Bond Fund              182,370
iShares Lehman TIPS Bond Fund                               N/A*
iShares Lehman Aggregate Bond Fund                          N/A*
iShares GS $ InvesTop(TM) Corporate Bond Fund           402,431

*The Fund had not commenced operations as of February 28, 2003.

Distributor. SEI Investments Distribution Co. ( the "Distributor") is the distributor of iShares. Its principal address is 1 Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes iShares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. iShares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. iShares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the relevant Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distribution Agreement for each Fund may be terminated at any time, without the payment of any penalty, on at least 60-days' written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of iShares.

The table below sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of shares, provided to each Fund during the period from its inception on July 22, 2002 to its fiscal year ended February 28, 2003.

iSHARES INDEX FUND                               COMPENSATION
---------------------------------------------    ------------
iShares Lehman 1-3 Year Treasury Bond Fund       $     57,822
iShares Lehman 7-10 Year Treasury Bond Fund            28,665
iShares Lehman 20+ Year Treasury Bond Fund             21,361
iShares Lehman TIPS Bond Fund                             N/A*
iShares Lehman Aggregate Bond Fund                        N/A*
iShares GS $ InvesTop(TM) Corporate Bond Fund         129,637

*The Fund had not commenced operations as of February 28, 2003.

Index Providers. Each Fund is based upon a particular bond market index compiled by Lehman Brothers, or Goldman Sachs, neither of which is affiliated with a Fund or with BGI or its affiliates. Each Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider. BGI has provided the sub-licenses without charge to any Fund.

Brokerage Transactions

The policy of the Trust regarding purchases and sales of portfolio securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Trust's policies, BGFA effects transactions with those brokers and dealers that BGFA believes provide the most favorable prices and are capable of providing efficient executions. Purchases and sales of portfolio securities for the Funds usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or broker/dealer. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of securities from broker/dealers may include the spread between the bid and asked price. Usually no brokerage commissions are paid by the Funds for such purchases and sales. BGFA and its affiliates do not participate in soft dollar transactions.

The Trust may execute brokerage or other agency transactions through affiliates that are registered broker-dealers, for commissions, in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under these provisions, affiliates of BGFA are permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the affiliate and the Trust expressly permitting the affiliate of BGFA to receive and retain such compensation. These rules further require that the commissions paid by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including the Independent Trustees, have adopted procedures for evaluating the reasonableness of commissions paid and will review these procedures periodically.

The table below sets forth the brokerage commissions paid on behalf of each Fund for the period from its inception on July 22, 2002 to its fiscal year ended February 28, 2003.

                                                 COMMISSIONS
iSHARES INDEX FUND                                   PAID
---------------------------------------------    -----------
iShares Lehman 1-3 Year Treasury Bond Fund       $         0
iShares Lehman 7-10 Year Treasury Bond Fund                0
iShares Lehman 20+ Year Treasury Bond Fund                 0
iShares Lehman TIPS Bond Fund                            N/A*
iShares Lehman Aggregate Bond Fund                       N/A*
iShares GS $ InvesTop(TM) Corporate Bond Fund              0

*The Fund had not commenced operations as of February 28, 2003.

The Trust will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

BGFA assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by BGFA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund and the TIPS Bond Fund is expected to be under 50% and for the InvesTop(TM) Corporate Bond Fund is expected to be approximately 70%. The portfolio turnover rate for that portion of the iShares Lehman Aggregate Bond Fund invested in treasury securities and corporate bonds is expected to be similar to the turnover rate of the Treasury Funds and the InvesTop Corporate Bond Fund, respectively. The portfolio turnover rate for that portion of the Lehman Aggregate Bond Fund invested through TBA transactions is expected to be higher. Higher turnover rates would likely result in comparatively greater transaction costs. The overall reasonableness of transaction costs is evaluated by BGFA based upon its knowledge of available information as to the general level of transactions costs incurred by the other institutional investors for comparable services.

Additional Information Concerning the Trust

Shares. The Trust was established as a Delaware business trust on December 16, 1999. The Trust currently is comprised of over 50 funds. Each Fund issues shares of beneficial interest, with no par value. The Board may designate additional funds. Each Fund is currently registered with the SEC as an open-end management investment company.

Each iShare issued by a Fund has a pro rata interest in the assets of the corresponding Fund. iShares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each iShare is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each iShare has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. iShares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, shareholders of that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All iShares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of iShares of a Fund and immediately prior to the commencement of trading in such Fund's iShares, a holder of iShares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Funds and beneficial owners of 10% of the iShares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC Acts as Securities Depository for the iShares. iShares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the iShares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells iShares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the national securities exchange on which the Fund is listed for trading (i.e. Amex or NYSE; each a "Listing Exchange") is open for business. As of the date of the Prospectus, each Listing Exchange observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the "Deposit Securities"), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The function of the cash component is to compensate for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the iShares (per Creation Unit Aggregation) and the "Deposit Amount" is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events, and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as defined below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index being tracked by the relevant Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant who has executed a participant agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All iShares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations of a Fund must be received by the Distributor no later than the closing time of the regular trading session on the applicable Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of iShares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Unit Aggregations of the Lehman Aggregate Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 2:00 p.m. Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Placement of Creation Orders for the Funds. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (other than the TIPS Bond Fund is generally the third business day after the Transmitted Date. The Settlement Date for the TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to Investors Bank through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the iShares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time on such date (2:00 p.m. Eastern time for the Lehman Aggregate Bond Fund and for orders seeking "cash-in-lieu" amounts), and the federal funds in the appropriate amount are deposited with Investors Bank by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by Investors Bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the iShares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, Investors Bank, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, Investors Bank or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, Investors Bank, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the InvesTop(TM) Corporate Bond Fund and the Lehman Aggregate Bond Fund associated with the issuance of Creation Units of iShares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash in lieu" portion of its investment. The standard creation fee for the InvesTop(TM) Corporate Bond Fund and the Lehman Aggregate Bond Fund is $500.

Redemption of iShares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem iShares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough iShares in the secondary market to constitute a Creation Unit Aggregation in order to have such iShares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities ("Fund Securities") received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the iShares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee listed below. Notwithstanding the foregoing, the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Lehman Aggregate Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the iShares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the iShares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the InvesTop(TM) Corporate Bond Fund and the Lehman Aggregate Bond Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The standard redemption transaction fee for redemptions in kind of Creation Units of these Funds is $500. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders for the Funds. To be eligible to place redemption orders for Creation Unit Aggregations of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if (i) such order is received not later than 4:00 p.m., Eastern time, on such Transmittal Date (2:00 p.m. Eastern time for the iShares Lehman Aggregate Bond Fund or redemptions seeking a cash-in-lieu amount); (ii) such order is accompanied or followed by the requisite number of iShares of the Fund specified in such order, which delivery must be made through DTC to Investors Bank no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash

Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 105% of the value of the missing iShares. The current procedures for collateralization of missing iShares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Investors Bank and marked to market daily, and that the fees of Investors Bank in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing iShares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by Investors Bank according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of iShares of the relevant Fund are delivered to Investors Bank prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Investors Bank on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of iShares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 105% of the missing shares (market to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such iShares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its iShares based on the NAV of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of iShares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the iShares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Taxes

Registered Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a RIC, a fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the close of each quarter of the fund's taxable year,
(a) at least 50% of the market value of the fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the fund (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. Government securities or the securities of other regulated investment companies).

Taxation of RICs. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis in the iShares and result in a higher capital gain or lower capital loss when those iShares on which the distribution was received are sold.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Back-Up Withholding. In certain cases a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Foreign Income Taxes. The iShares GS $ InvesTop(TM) Corporate Bond Fund may be subject to foreign income taxes withheld from distributions it receives on its foreign securities. It is unlikely that the Fund will be permitted to "pass through" these foreign taxes to its shareholders. Accordingly, the Fund may either take a deduction for the foreign taxes it has paid in computing its investment company taxable income or credit the foreign taxes against its U.S. federal income tax liability, if any.

Original Issue Discount. Special federal income tax rules apply to the inflation-indexed bonds held by the TIPS Bond Fund. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount (OID). The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of iShares should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Determination of NAV

The NAV of each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares of such Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV for the Lehman TIPS Bond Fund is calculated by Investors Bank and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. For all other Funds listed in this SAI, the NAV is calculated by Investors Bank and determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

In computing a Fund's NAV, fixed income securities are normally valued based on information provided by the Fund's Index Provider. Fixed income securities are normally valued using data that reflects the latest quoted bid prices as of 3:00 p.m. Eastern time, the generally observed close of the U.S. bond markets. Other portfolio securities and instruments are normally valued using market quotations. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost. Securities held under a repurchase agreement generally will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's Pricing Policy. The
Trust's Board of Trustees has expressly delegated the authority to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuations decisions as the Board deems appropriate. A Fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the generally observed close of the U.S. bond market.

The approximate value of iShares of a Fund will be disseminated every fifteen seconds throughout the trading day. This approximate value should not be viewed as a "real-time" update of the NAV per iShare of a Fund, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

The disseminated approximate value of iShares of a Fund is determined by third-party pricing services using price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds and also may trade in iShares of the Funds. No third-party pricing service, broker-dealer providing prices to such service, or any other entity involved in, or responsible for, the calculation or dissemination of the approximate value makes any warranty or guarantee as to the accuracy or completeness of any such prices or approximate value, and such entities shall not have any liability to Fund investors for any errors, omissions or interruptions therein.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on iShares are distributed, as described below, on a pro rata basis to Beneficial Owners of such iShares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole iShares of the same Fund purchased in the secondary market.

Performance and Other Information

The performance of the Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return and cumulative total return.

Yield. The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period.

For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period. The advertised or SEC yield is found by determining the net income per share

(as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period.

Current yield is computed according to a formula which operates as follows: An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, if any, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield, which is then annualized.

Quoted yield factors are for comparison purposes only and are not intended to indicate future performance or forecast the dividend per share of the fund.

Total Return Quotation (Before Taxes). Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (or the life of a Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return is calculated according to the following formula:
P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period due to legislative rate adjustments. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Sale). The total return (after-taxes on distributions and sale) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is sold at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and sale); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is sold at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due

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on such distributions, at the price on the reinvestment dates during the period
(adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on sales by shareholders are calculated by subtracting the capital gains taxes resulting from the sale and adding the tax benefit from capital losses resulting from the sale. Applicable tax rates may vary over the measurement period due to legislative rate adjustments. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Cumulative Total Return Quotation. Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently the Trust does not make a dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it will not be expressed in terms of an average rate of return.

Quotations of cumulative total return or average annual total return reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance that may be expected in the future.

Whenever the Trust calculates total return using the market values of iShares (the midpoint of the spread between the bid and ask prices as of the close of trading) as reported by the Listing Exchange, it will also calculate a similar total return using the relevant Fund's NAV. The Trust may also provide reported closing price data for iShares and calculations of any applicable premiums or discounts against NAV on its website and in the Trust Prospectuses and annual reports.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Because there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

The following table sets forth each Fund's cumulative total returns for the period from each Fund's inception on July 22, 2002 through February 28, 2003, calculated as set forth above.

NAME                                                         PERFORMANCE
---------------------------------------------   ------------------------------------------

                                                             RETURN AFTER     RETURN AFTER
                                                               TAXES ON         TAXES ON
                                                 RETURN*    DISTRIBUTIONS*    REDEMPTIONS*
                                                --------    --------------    ------------
iShares Lehman 1-3 Year Treasury Bond Fund        2.66%          2.29%           1.63%
iShares Lehman 7-10 Year Treasury Bond Fund       8.64           7.64            5.29
iShares Lehman 20+ Year Treasury Bond Fund       12.31          11.20            7.53
iShares GS $ InvesTop(TM) Corporate Bond Fund    10.22           9.05            6.23

* Each Fund's inception date is 7/22/02. The first day of secondary market trading for each Fund's shares was 7/26/02.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent

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

organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, a Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

..    Dow Jones Industrial Average
..    Consumer Price Index
..    Standard & Poor's 500 Composite Stock Price Index (S&P 500)
..    Nasdaq OTC Composite Index
..    Nasdaq Industrials Index
..    International Finance Corporation's (Global) Composite and (Investable)
     Composite Indices
..    Morgan Stanley Capital International Indices
..    Nasdaq Composite Index
..    Wilshire 5000 Stock Index

Financial Statements

The Funds' audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, independent accountants, are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

Miscellaneous Information

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the Trust.

Independent Auditors. PricewaterhouseCoopers LLP, located at 333 Market Street, San Francisco, CA 94105, serve as the independent auditors and accountants of the Trust. They audit the Funds' financial statements and perform other related audit services.

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                                                                 BGI-F-032-06033
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